EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND

Supplement to Prospectus dated May 9, 2019

The following replaces the third paragraph under “The Adviser” in “Management of the Fund” in the Prospectus:

Michael A. Allison and G.R. Nelson are responsible for managing the Fund’s overall investment program. Mr. Allison is a Vice President of Eaton Vance and has been portfolio manager of the Fund since November 2006. Mr. Nelson is a Vice President of Eaton Vance, has been employed by Eaton Vance for more than five years and has been a portfolio manager of the Fund since December 2019.

December 5, 2019

EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND

Supplement to Statement of Additional Information dated May 9, 2019

The following is added to the tables under “Portfolio Managers.” in “Investment Advisory and Other Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
G.R. Nelson(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$1.3	0	$0
(1)	As of October 31, 2019

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds(2)
G.R. Nelson(1)	None	$500,001 - $1,000,000
(1)	As of October 31, 2019
(2)	As of December 31, 2018

December 5, 2019